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                                                                      EXHIBIT 23

CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File No. 33-56971, 333-81383 and 333-73098), Form S-3
(File No. 333-10661 and 333-67376) and Form S-4 (File No. 333-63721) of ICN
Pharmaceuticals, Inc. of our report dated February 27, 2002 relating to the consolidated financial statements and financial statement schedule, which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP
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PricewaterhouseCoopers LLP


Orange County, California
March 26, 2002